Exhibit 99.6

ULI INTERNATIONAL CO., LTD.

Financial Statements

And Independent Auditor’s Report

For the Years Ended December 31, 2020 and 2019

Independent auditor’s report

To the Board of Directors and Stockholders

ULI INTERNATIONAL CO., LTD.

Opinion

We have audited the financial statements of ULI INTERNATIONAL CO., LTD.(the “Company”) which comprise the statements of balance sheets as at December 31, 2020 and 2019, and the statements of comprehensive income, statements of changes in equity and statements of cash flows for the years then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2020 and 2019, and its financial performance and its cash flows for the years then ended in accordance with the Business Entity Accounting Act relevant to financial accounting standards and Regulation on Business Entity Accounting Handling, and Enterprise Accounting Standard in the Republic of China.

Basis for Opinion

We conducted our audits in accordance with the Regulations Governing Auditing and Attestation of Financial Statements by Certified Public Accountants and generally accepted auditing standards in the Republic of China. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with The Norm of Professional Ethics for Certified Public Accountant of the Republic of China, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the Business Entity Accounting Act relevant to financial accounting standards and Regulation on Business Entity Accounting Handling, and Enterprise Accounting Standard in the Republic of China, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with the generally accepted auditing standards in the Republic of China will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with the generally accepted auditing standards the Republic of China, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

1.	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

2.	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

3.	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

4.	Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.

5.	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

PKF Taiwan

/s/ PKF Taiwan

Taipei, Taiwan

April 15,2021

ULI INTERNATIONAL CO., LTD.

Balance Sheets

December 31, 2020 and 2019

(Expressed in New Taiwan dollars)

		Dec 31, 2020		Dec 31, 2019
	NOTE	Amount	%	Amount	%
ASSETS
CURRENT ASSETS
Cash and cash equivalents	3,5	$55,790,504	48.10	$51,779,923	53.12
Notes receivable-net	3,6	729,567	0.63	737,571	0.76
Accounts receivable-net	3,7,18	46,281,189	39.90	33,939,720	34.82
Current tax assets	3,17	540,706	0.47	540,706	0.55
Other current assets		2,986,299	2.57	2,129,803	2.18
Total current assets		106,328,265	91.67	89,127,723	91.43

NON-CURRENT ASSETS
Property, plant and equipment	3,8	1,490,884	1.29	688,188	0.70
Refundable deposits	9	8,168,920	7.04	7,668,920	7.87
Total non-current assets		9,659,804	8.33	8,357,108	8.57
TOTAL		$115,988,069	100.00	$97,484,831	100.00

		Dec 31, 2020		Dec 31, 2019
	NOTE	Amount	%	Amount	%
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable		$2,484,280	2.14	$1,694,751	1.74
Accounts payable		8,223,963	7.09	8,730,627	8 96
Accounts payable-related party	18	5,917,411	5.10	2,264,012	2.32
Other payable	10	16,953,687	14.62	12,711,834	13.04
Current tax liabilities	3,17	4,211,676	3.63	-	-
Other current liabilities		1,667,479	1.44	1,395,471	1.43
Total current liabilities		39,458,496	34.02	26,796,695	27.49

NON-CURRENT LIABILITIES
Shareholder account credit	18	10,850,000	9.35	10,850,000	11.13
Total liabilities		50,308,496	43.37	37,646,695	38.62

EQUITY	11
Capital		10,000,000	8.62	10,000,000	10.26
Retained earnings
Legal reserve		12,889,942	11 12	12,889,942	13.22
Unappropriated earnings		42,789,631	36.89	36,948,194	37.90
TOTAL EQUITY		65,679,573	56.63	59,838,136	61.38

TOTAL LIABILITIES AND EQUITY		$115,988,069	100.00	$97,484,831	100.00

The accompanying notes are an integral part of the financial statements.

Chairman:	Manager:	Finance Manager:

ULI INTERNATIONAL CO., LTD.

Statements of Comprehensive Income

For the years Ended December 31, 2020 and 2019

(Expressed in New Taiwan dollars)

		2020		2019
	NOTE	Amount	%	Amount	%
Operating revenues	3,12,18	$277,334,032	100.00	$236,201,018	100,00
Operating costs	13,18	212,454,950	76.61	187,042,128	79.19
Gross profit		64,879,082	23.39	49,158,890	20.81
Operating expenses		46,702,690	16.84	46,521,753	19.70
Operating income		18,176,392	6.55	2,637,137	1.11
Non-operating income and expenses
Other income	14	766,611	0.28	5,498,092	2.33
Other gains and losses	15	-	-	(50,739)	(0.02)
Foreign exchange gain - net		5,166,434	1.86	6,164,487	2.61
Total non-operating income and expense		5,933,045	2.14	11,611,840	4.92
Income before income tax		24,109,437	8.69	14,248,977	6.03
Income tax expense	3,17	(4,404,329)	(1.58)	(385,306)	(0.16)
Net Income		19,705,108	7.11	13,863,671	5.87
Other comprehensive income		-	-	-
Total comprehensive income		$19,705,108	7.11	$13,863,671	5.87

The accompanying notes are an integral part of the financial statements.

Chairman:	Manager:	Finance Manager:

ULI INTERNATIONAL CO., LTD.

Statements of Changes in Equity

For the years Ended December 31, 2020 and 2019

(Expressed in New Taiwan dollars)

	Retained Earnings
	Capital	Legal reserve	Unappropriated earnings	Total
Balance, January 1, 2019	$10,000,000	$12,889,942	$30,420,452	$53,310,394

Appropriations of prior year’s earnings
Cash dividends to shareholders–NT $7.34 per share	-	-	(7,335,929)	(7,335,929)

Net income in 2019	-	-	13,863,671	13,863,671
Other comprehensive income of 2019	-	-	-	-
Total comprehensive income of 2019	-	-	13,863,671	13,863,671
Balance, December 31, 2019	10,000,000	12,889,942	36,948,194	59,838,136

Appropriations of prior year’s earnings
Cash dividends to shareholders–NT $ 13.86 per share	-	-	(13,863,671)	(13,863,671)

Net income in 2020	-	-	19,705,108	19,705,108
Other comprehensive income of 2020	-	-	-	-
Total comprehensive income of 2020	-	-	19,705,108	19,705,108
Balance, December 31, 2020	$10,000,000	$12,889,942	$42,789,631	$65,679,573

The accompanying notes are an integral part of the financial statements.

Chairman:	Manager:	Finance Manager:

ULI INTERNATIONAL CO., LTD.

Statements of Cash Flows

For the Yares Ended December 31, 2020 and 2019

(Expressed in New Taiwan dollars)

	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Income before income tax	$24,109,437	$14,248,977
Adjustments for:
Interest income	(83,660)	(120,492)
Bad debt	-	2,099,652
Depreciation	510,899	795,696
Loss on disposals of property, plant and equipment	-	48,429
Change in operating assets and liabilities :
Decrease in notes receivable	8,004	890,422
(Increase) decrease in accounts receivable	(12,341,469)	1,866,032
(Increase) decrease in other current assets	(856,496)	514,126
Increase (decrease) in notes payable	789,529	(9,739)
(Decrease) increase in accounts payable	(506,664)	319,819
Increase (decrease) in accounts payable-related party	3,653,399	(699,499)
Increase (decrease) in other payable	4,241,853	(3,345,739)
Increase (decrease) in other current liabilities	272,008	(722,464)
Cash generated from operations	19,796,840	15,885,220
Interest received	83,660	120,492
Income tax paid	(192,653)	(1,936,743)
Net cash provided by operating activities	19,687,847	14,068,969

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(1,313,595)	-
Proceeds from disposal of property, plant and equipment	-	857,143
(Increase) decrease in refundable deposits	(500,000)	1,005,000
Net cash (used in) provided by investing activities	(1,813,595)	1,862,143

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash dividends	(13,863,671)	(7,335,929)
Cash used in financing activities	(13,863,671)	(7,335,929)

NET INCREASE IN CASH AND CASH EQUIVALENTS	4,010,581	8,595,183
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	51,779,923	43,184,740
CASH AND CASH EQUIVALENTS AT END OF THE YEAR	$55,790,504	$51,779,923

The accompanying notes are an integral part of the financial statements.

Chairman:	Manager:	Finance Manager:

ULI INTERNATIONAL CO., LTD.

Notes to Financial Statements

December 31, 2020 and 2019

(Expressed in New Taiwan dollars, unless otherwise stated)

1.	Organization and Operations

ULI INTERNATIONAL CO., LTD. (the Company) was registered under the Company Law of the Republic of China on October 14, 2002. The Company is engaged mainly in air and ocean freight forwarding services.

2.	Date And Procedures Of Authorization Of Financial Statements For issue

The financial statements of the Company were authorized for issue in accordance with a resolution of the Board of Directors’ meeting on April 15, 2021.

3.	Summary of Significant Accounting Policies

(1)	Statement of Compliance

The Company’s financial statements were prepared in accordance with the Business Entity Accounting Act relevant to financial accounting standards and Regulation on Business Entity Accounting Handling, and Enterprise Accounting Standard in the Republic of China.

(2)	Basis of Preparation

The financial statements have been prepared on the historical cost basis except for financial instruments that are measured at fair values, as explained in the accounting policies below. Historical cost is generally based on the fair value of the consideration given in exchange for the assets.

(3)	Foreign Currency

In preparing the financial statements, transactions in currencies other than the entity’s functional currency (foreign currencies) are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at that date. Such exchange differences are recognized in profit or loss in the year in which they arise. Non-monetary items measured at fair value that are denominated in foreign currencies are retranslated at the rates prevailing at the date when the fair value was determined. Exchange differences arising on the translation of non-monetary items are included in profit or loss for the year except for exchange differences arising on the translation of non-monetary items in respect of which gains and losses are recognized directly in other comprehensive income, in which case, the exchange differences are also recognized directly in other comprehensive income. Non-monetary items that are measured in terms of historical cost in foreign currencies are not retranslated.

(4)	Current and Non-current Distinction

An asset is classified as current when:

a.	The Company expects to realize the asset, or intends to sell or consume it, in its normal operating cycle;

b.	The Company holds the asset primarily for the purpose of trading;

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c.	The Company expects to realize the asset within twelve months after the reporting period; or

d.	The asset is cash or cash equivalent unless the asset is restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

All other assets are classified as non-current.

A liability is classified as current when:

a.	The Company expects to settle the liability in the normal operating cycle;

b.	The Company holds the liability primarily for the purpose of trading;

c.	The liability is due to be settled within twelve months after the reporting period; or

d.	The Company does not have an unconditional right to defer settlement of the liability for at least twelve months after the reporting date. Terms of a liability that could, at the option of the counterparty, result in its settlement by the issue of equity instruments do not affect its classification.

All other liabilities are classified as non-current.

(5)	Cash Equivalents

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and with maturity dates that do not present significant risks on changes in value resulting from changes in interest rates.

(6)	Allowance for bad debts

Notes and accounts receivables are initially measured and recognized at their fair values and subsequently measured at amortized cost using the effective interest method, less impairment. If the effect of discounting is immaterial, the short term notes, accounts receivables are measured at their nominal amount.

The Company first assesses at each reporting date whether objective evidence of impairment exists for notes and accounts receivables that are individually significant. If there is objective evidence that an impairment loss has occurred, the amount of the impairment loss is assessed individually. For notes and accounts receivables other than those mentioned above, the Company groups those assets with similar credit risk characteristics and collectively assess them for impairment.

(7)	Financial instruments

Financial assets and financial liabilities are initially measured at fair value. Transaction costs that are directly attributable to the acquisition or issue of financial assets and financial liabilities (other than financial assets and financial liabilities at fair value through profit or loss) are added to or deducted from the fair value of the financial assets or financial liabilities, as appropriate, on initial recognition. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognized immediately in profit or loss.

a.	Equity instruments

Debt and equity instruments issued by the Company are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. Equity instruments issued by the Company are recognized at the proceeds received, net of direct issue costs.

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b.	Financial liabilities

A financial liability is derecognized when the obligation under the liability is discharged, cancelled or expires. The difference between the carrying amount of the financial liability derecognized and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss.

Financial liabilities carried at amortized cost

Financial liabilities other than those held for trading purposes and designated as at FVTPL are subsequently measured at amortized cost at the end of each reporting period.

Financial liabilities measured at amortized cost include interest bearing loans and borrowings, notes payable, accounts payable and other payable that are subsequently measured using the EIR method after initial recognition. Gains and losses are recognized in profit or loss when the liabilities are derecognized as well as through the EIR method amortization process.

(8)	Property, plant and equipment

Property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment. Costs include any incremental costs that are directly attributable to the construction or acquisition of the item of property, plant and equipment.

Depreciation is provided on the straight-line method over the estimated service lives, which range as follows: transportation equipment, 5 years; office equipment, 5-8 years; other equipment, 5 years.

The estimated useful lives, residual values and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimates accounted for on a prospective basis.

An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the assets. Any gain or loss arising on the disposal or retirement of an item of property, plant and equipment is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in profit or loss.

(9)	Leasing

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

The Company as lessee :

Finance expenses implicit in lease payments for each period are recognized immediately in profit or loss, unless they are directly attributable to qualifying assets, in which case they are capitalized.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term.

Contingent rents are recognized as expense in the year in which they are incurred.

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(10)	Impairment of Non-FinanciaI Assets

The Company assesses at each reporting date whether there is an indication that an asset in the scope of EAS 19 may be impaired. If any indication exists, the Company completes impairment testing for the Cash-generating Unit (CGU) to which the individual assets belong. Where the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. The recoverable amount of an individual asset or a CGU is the higher of its fair value less costs to sell and its value in use. If circumstances indicate that previously recognized impairment losses may no longer exist or may have decreased at each reporting date, the Company re-assesses the asset’s or CGU’s recoverable amount. A previously recognized impairment loss is reversed only if there has been an increase in the estimated service potential of an asset which in turn increases the recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation or amortization, had no impairment loss been recognized for the asset in prior years.

The recognition or reversal of impairment losses is classified as other operating income and expenses.

(11)	Provision

Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that the Company will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows.

(12)	Revenue recognition

Revenue is measured at the fair value of the consideration received or receivable. Revenue is reduced for estimated customer returns, rebates and other similar allowances.

Sale of goods

Revenue from the sale of goods is recognized when the goods are delivered and titles have passed, at which time all the following conditions are satisfied:

a.	The Company has transferred to the buyer the significant risks and rewards of ownership of the goods;

b.	The Company retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;

c.	The amount of revenue can be measured reliably;

d.	It is probable that the economic benefits associated with the transaction will flow to the Company; and

e.	The costs incurred or to be incurred in respect of the transaction can be measured reliably.

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Interest income

Interest income is recorded using the effective interest rate and recognized in profit or loss.

Revenue from service rendered

Revenue from providing service is recognized in the accounting period in which the service are rendered. For perforance obligations that are satisfied over time, revenue is recognized based on the actual service provided to the end of the reporting period as a proportion of the total service to be provided. The proportion of service provided is determined based on the portion of the work performed, the time passed by, or the milestone reached.

(13)	Employee Retirement Benefits

Payments to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions.

(14)	Employee Bonuses and Remunerations Paid to Directors and Supervisors

Employee bonuses and remunerations paid to directors and supervisors are charged to expense at fair value.

(15)	Income Taxes

Income tax expense (benefit) is the aggregate amount of current income tax and deferred income tax included in the determination of profit or loss for the period.

Current income tax

Current income tax assets and liabilities for the current period and prior periods are measured using the tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period. Current income tax relating to items recognized directly in other comprehensive income or equity is recognized in other comprehensive income or equity rather than profit or loss.

Income tax on unappropriated earnings is recorded as an expense in the year when the shareholders have resolved that the earnings shall be retained.

Adjustments of prior years’ tax liabilities are added to or deducted from the current period’s tax provision.

Deferred income tax

Deferred income tax is determined using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts in financial statements at the reporting date.

Deferred tax assets are recognized for all deductible temporary differences, the carryforward of unused tax losses and unused tax credits, to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences, and the carryforward of unused tax losses and unused tax credits can be utilized.

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Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the reporting date. The measurement of deferred tax assets and liabilities reflects the tax consequences that would follow the manner in which the Branch expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities. Deferred tax relating to items recognized outside profit or loss is not recognized in profit or loss but rather in other comprehensive income or directly in equity. Deferred tax assets are reassessed and recognized at each reporting date. Unrecognized deferred tax assets are reassessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits will allow the deferred tax assets to be recovered.

Deferred tax assets and liabilities offset each other, if a legally enforceable right exists to set off current income tax assets against current income tax liabilities, and the deferred taxes relate to the same taxable entity and the same taxation authority.

4.	Significant Accounting Judgments, Estimates And Assumptions

The preparation of the Company’s financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets, liabilities, the accompanying disclosures and the disclosure of contingent liabilities. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.

The key assumptions concerning the future and other key sources of estimation for uncertainty at the reporting date, which would have a significant risk for a material adjustment to the carrying amounts of assets or liabilities within the next fiscal year are discussed below.

(1)	Allowances for bad debts

Receivables are assessed for impairment at the end of each reporting period and considered impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the receivables, the estimated future cash flows of the asset have been affected.

As of December 31, 2020 and 2019, the carrying amounts of allowance for bad debts were $2,674,493 and $4,774,145, respectively.

5.	Cash and Cash Equivalents

	Dec 31, 2020	Dec 31, 2019
Cash on hand	$20,000	$20,000
Checking account	615,227	420,220
Saving account	53,741,346	49,732,547
Foreign Exchange Deposits	1,413,931	1,607,156
Total	$55,790,504	$51,779,923

6.	Notes Receivable-net

	Dec 31, 2020	Dec 31, 2019
Notes receivable	$761,866	$769,870
Less: Allowance for bad debt	(32,299)	(32,299)
Net	$729,567	$737,571

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7.	Accounts Receivable-net

	Dec 31,2020	Dec 31,2019
Accounts receivable	$41,182,065	$37,940,574
Less: Allowance for bad debt	(2,642,194)	(4,741,846)
Net	$38,539,871	$33,198,728

	Dec 31, 2020	Dec 31, 2019
Accounts receivable-related party	$7,741,318	$740,992
Less: Allowance for bad debt	-	-
Net	$7,741,318	$740,992

Movements of the allowance for doubtful receivables

	Dec 31, 2020	Dec 31, 2019
Beginning Balance	$4,774,145	$17,534,788
Provision	-	2,099,652
Write-off	(2,099,652)	(14,860,295)
Ending Balance	$2,674,493	$4,774,145

8.	Property, Plant and Equipment

	Dec 31,2020	Dec 31, 2019
Transportation equipment	$1,032,499	$-
Office equipment	329,247	447,843
Other equipment	129,138	240,345
Totals	$1,490,884	$688,188

(1) For the year ended December 31, 2020 and 2019:

	Transportation equipment	Office equipment	Other equipment	Totals
Dec 31, 2020
Cost	$1,180,000	$3,542,789	$3,813,453	$8,536,242
Accumulated depreciation	(147,501)	(3,213,542)	(3,684,315)	(7,045,358)
Book value	$1,032,499	$329,247	$129,138	$1,490,884

Dec 31, 2019
Cost	$-	$3,542,789	$3,679,858	$7,222,647
Accumulated depreciation	-	(3,094,946)	(3,439,513)	(6,534,459)
Book value	$-	$447,843	$240,345	$688,188

Jan 1, 2019
Cost	$1,590,300	$3,542,789	$3,679,858	$8,812,947
Accumulated depreciation	(419,672)	(2,976,350)	(3,027,469)	(6,423,491)
Book value	$1,170,628	$566,439	$652,389	$2,389,456

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(2) Movement of property, plant and equipment for the years ended December 31, 2020 and 2019 were as follows:

	Transportation equipment		Office equipment	Other equipment	Totals
Balance at
January 1, 2020		$-	$447,843	$240,345	$688,188
Additions		1,180,000	-	133,595	1,313,595
Depreciation		(147,501)	(118,596)	(244,802)	(510,899)
Balance at December 31, 2020		$1,032,499	$329,247	$129,138	$1,490,884

Balance at
January 1, 2019		$1,170,628	$566,439	$652,389	$2,389,456
Disposals		(905,572)	-	-	(905,572)
Depreciation		(265,056)	(118,596)	(412,044)	(795,696)
Balance at December 31, 2019	$		$447,843	$240,345	$688,188

(3) Property, plant and equipment were not restricted on December 31, 2020 and 2019.

(4) There was no indication of impairment of the Company’s property, plant and equipment on December 31, 2020 and 2019

9.	Refundable deposits

	Dec 31, 2020	Dec 31, 2019
Agent security deposit	$6,800,000	$6,800,000
Office leasing security deposit	313,920	313,920
Other deposit	1,055,000	555,000
Total	$8,168,920	$7,668,920

10.	Other Payable

	Dec 31, 2020	Dec 31, 2019
Accrued salaries	$276,342	$221,915
Accrued bonus and employee compensation	12,463,918	9,142,362
Accrued pension cost	288,868	343,616
Accrued profession service fees	85,000	150,000
Accrued insurance	487,154	507,480
Accrued import and export charges	1,281,357	457,295
Other accrued expenses	2,071,048	1,889,166
Total	$16,953,687	$12,711,834

11.	Equity

(1)	Capital

	Dec 31, 2020	Dec 31, 2019
Shares authorized	1,000,000	1,000,000
Common stock	1,000,000	1,000,000
Outstanding stock	1,000,000	1,000,000

8

(2)	Legal reserve

According to the revised Company Law, the appropriation for legal capital reserve shall be made until the reserve equals the Company’s paid-in capital. The reserve may be used to offset a deficit, or be distributed as dividends in cash or stocks for the portion in excess of 25% of the paid-in capital if the Company incurs no loss.

(3)	Distribution of Retained Earnings

As stipulated in the Company’s articles, the annual after-tax net income must be used to offset accumulate deficit first and succeeding appropriate 10% of the annual net income as legal reserve, except for when accumulated legal reserve has reached the Company’s paid-in capital. The remainder will be used to distribute and pay for dividend. After that if we still have some surpluses, it will be submitted and distributed by the shareholders’ meeting for approval.

12.	Operating Revenues

	2020	2019
Freight revenue	$275,006,566	$232,876,680
Commission revenue	27,277	251,539
Other operating revenue	2,301,189	3,081,595
Total	277,335,032	236,209,814
Less: Freight discounts	(1,000)	(8,796
Net	$277,334,032	$236,201,018

13.	Operating Costs

	2020	2019
Freight	$196,053,504	$171,579,568
Storage fee	8,468,095	9,758,196
Cartage fee	2,620,726	2,769,006
Other operating costs	5,312,625	2,935,358
Total	$212,454,950	$187,042,128

14.	Other Income

	2020	2019
Interest income	$83,660	$120,492
Other-unpaid payable	-	4,805,408
Other	682,951	572,192
Total	$766,611	$5,498,092

15.	Other Gains and Losses

	2020	2019
Loss on disposal of property, plant and equipment	$-	$(48,429)
Other losses	-	(2,310)
Total	$-	$(50,739)

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16.	Additional Information of Expenses by Nature

	2020	2019
Depreciation of property, plant and equipment	$510,899	$795,696
Employee benefits expense	$34,318,960	$31,736,863

17.	Income Tax

(1) Income tax expense recorded in profit or loss:

	2020	2019
Current income tax charge	$4,404,329	$385,306
Deferred income tax	-	-
Income tax expense	$4,404,329	$385,306

(2) Income tax relating to components of other comprehensive income: None.

(3) A reconciliation of income before income tax and income tax expense recognized in profit was as follows:

	2020	2019
Loss before income tax	$24,109,437	$14,248,977
Income tax calculated at 20%	$4,821,887	$2,849,795
Permanent difference	25,018	39,625
Effect of the deductible temporary differences for which no deferred income tax assets have been recognized	(442,576)	(2,504,114)
Income tax expense	$4,404,329	$385,306

	2020	2019
Income tax expense	$4,404,329	$385,306
Current tax liabilities (assets) at the beginning of the period	(540,706)	1,010,731
Less : Tax prepayments and withholding income tax	(192,653)	(926,012)
Less : Income tax paid	-	(1,010,731)
Current tax liabilities (assets)	$3,670,970	$(540,706)

	Dec 31, 2020	Dec 31, 2019
Current tax liabilities	$4,211,676	$-
Current tax assets	(540,706)	(540,706)
Net	$3,670,970	$(540,706)

(4) Deferred tax assets: None.

(5) The deductible temporary differences for which no deferred income tax assets have been recognized:

	Dec 31, 2020	Dec 31, 2019
Temporary differences	$436,618	$879,194

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(6) The tax authorities have examined income tax returns of the Company through 2018.

(7) Retained earnings-unappropriated information:

	Dec 31, 2020	Dec 31, 2019
After 1998	$42,789,631	$36,948,194

18.	Related Party Transactions

a. Operating Revenues

	2020	2019
Other related party	$25,356,882	$9,247,354

The pricing and the collection terms for sales with related parties were not materially different from those with third parties.

b. Operating Costs

	2020	2019
Other related party	$21,281,535	$17,433,263

The pricing and payment terms with related parties were not materially different from those with third parties.

c. Accounts receivable

	Dec, 31, 2020	Dec. 31, 2019
Other related party	$7,741,318	$740,992

d. Accounts payable

	Dec. 31, 2020	Dec. 31, 2019
Other related party	$5,917,411	$2,264,012

e. Borrow from related parties

	Maximum amount during the year	Dec. 31	Interest rates	Interest expense
2020
Key management personnel	$10,850,000	$10,850,000	-	$-

2019
Key management personnel	$10,850,000	$10,850,000	-	$-

19.	Pledged Assets: None.

20.	Significant contingent liabilities and unrecognized commitments

As of December 31, 2020 and 2019, the Company provided guarantees for shipping agent both amounting to $ 1,115,000.

21.	Subsequent event: None.

11

Unique Logistics International Co., LTD.

Reconciliation of financial statements to U.S. GAAP

For the Years Ended December 31, 2020 and 2019

Unique Logistics International Co., LTD.

Reconciliation Report

The Company’s financial statements have been prepared in accordance with the Business Entity Accounting Act and the Regulation on Business Entity Accounting Handling, as well as Enterprise Accounting Standards (hereinafter referred to as “EAS”) and their related Interpretations announced by the Accounting Research and Development Foundation of the Republic of China. There is no significant differences between EAS and United States GAAP, in terms of impact on the Company’s financial statements.

Unique Logistics International Co., LTD.

Balance sheet

December 31, 2020, and December 31, 2019

amounts expressed in New Taiwan Dollars

	As	Increase
As at December 31, 2020	Reported	(Decrease)	U.S. GAAP
Assets
Cash and cash equivalents	55,790,504	-	55,790,504
Accounts receivable – trade, net	47,010,756	-	47,010,756
Other Current Assets	3,527,005	-	3,527,005
Property and equipment – net	1,490,884	-	1,490,884
Deposits and other assets	8,168,920	-	8,168,920
	115,988,069	-	115,988,069
Liabilities
Accounts payable – trade	10,708,243	-	10,708,243
Accounts payable – related party	5,917,411	-	5,917,411
Accrued expenses	16,953,687	-	16,953,687
Income tax payable	4,211,676	-	4,211,676
Other current liabilities	1,667,479	-	1,667,479
Long-term-debt due to related parties	10,850,000	-	10,850,000
	50,308,496	-	50,308,496
Shareholders’ Equity
Common stock	10,000,000	-	10,000,000
Retained earnings	55,679,573	-	55,679,573
	65,679,573	-	65,679,573
Total Liabilities and Stockholders’ Equity	115,988,069	-	115,988,069

	As	Increase
As at December 31, 20219	Reported	(Decrease)	U.S. GAAP
Assets
Cash and cash equivalents	51,779,923	-	51,779,923
Accounts receivable – trade, net	34,677,291	-	34,677,291
Other Current Assets	2,670,509	-	2,670,509
Property and equipment – net	688,188	-	688,188
Deposits and other assets	7,668,920	-	7,668,920
	97,484,831	-	97,484,831
Liabilities
Accounts payable – trade	10,425,378	-	10,425,378
Accounts payable – related party	2,264,012	-	2,264,012
Accrued expenses	12,711,834	-	12,711,834
Income tax payable	-	-	-
Other current liabilities	1,395,471	-	1,395,471
Long-term-debt due to related parties	10,850,000	-	10,850,000
	37,646,695	-	37,646,695
Shareholders’ Equity
Common stock	10,000,000	-	10,000,000
Retained earnings	49,838,136	-	49,838,136
	59,838,136	-	59,838,136
Total Liabilities and Stockholders’ Equity	97,484,831	-	97,484,831

1

Unique Logistics International Co., LTD.

Statements of Income and Comprehensive Income

amounts expressed in New Taiwan Dollars

The application of U.S. GAAP would have the following effect on net income as reported:

	Year ended December 31,	Year ended December 31,
	2020	2019
Net income for the period, as reported	19,705,108	13,863,671
Adjustments:
Revenue	-	-
Costs of sales	-	-
General and Administrative expenses	-	-
Other income and expenses	-	-
Income tax expense	-	-
Net income – U.S. GAAP	19,705,108	13,863,671

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